UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2017

Tutor Perini Corporation

(Exact name of registrant as specified in its charter)

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Massachusetts (State or other jurisdiction of incorporation or organization)	1-6314 (Commission file number)	04-1717070 (I.R.S. Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 362-8391

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Employment Agreement for Executive Vice President and Chief Financial Officer

On September 6, 2017, Tutor Perini Corporation (the “Company”) entered into an employment agreement (the “Employment Agreement”) with Gary Smalley, Executive Vice President and Chief Financial Officer of the Company, superseding Mr. Smalley’s previous employment agreement with the Company dated November 9, 2015. The term of the Employment Agreement is through December 31, 2020 and is subject to automatic extensions for successive 12-month terms. The Employment Agreement provides for, among other provisions, an annual base salary of $950,000 and an annual cash bonus targeted at 100% of the annual base salary (with greater amounts, up to 150% of the annual base salary, or lesser amounts, including zero, paid for performance above and below target). In addition, the Employment Agreement provides for the following long-term equity incentive awards, which are scheduled to vest on September  5, 2020: performance-based awards consisting of 112,500 restricted stock units (“RSUs”) and 112,500 stock options, and time-based awards consisting of 112,500 RSUs and 112,500 stock options. The Employment Agreement also entitles Mr. Smalley to certain severance and change of control payments under circumstances specified in the agreement, as well as certain perquisites and other benefits.

The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Employment Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)          Exhibits

Of

Exhibit Number	Description
10.1	Employment Agreement, dated September 6, 2017, by and between Tutor Perini Corporation and Gary G. Smalley.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tutor Perini Corporation

Date: September 8, 2017	By:	/s/ John D. Barrett
John D. Barrett Executive Vice President and Secretary